                                                                    EXHIBIT 4.29

                         [FORM OF FACE OF EXCHANGE NOTE]

                              [GLOBAL NOTES LEGEND]

                  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.(1)

                                LAMAR MEDIA CORP.

                    7-1/4% SENIOR SUBORDINATED NOTE DUE 2013

No.                                                           CUSIP No.  [    ]
                                                                        $[    ]

                  LAMAR MEDIA CORP., a Delaware corporation, promises to pay to [ ], or registered assigns, the principal sum of $[ ], on January 1, 2013.

                  Interest Payment Dates:            July 1 and January 1, commencing July 1, 2003.
                  Record Dates:                      June 15 and December 15, commencing June 15, 2003
                                                     (whether or not a business day).

                  Additional provisions of this Note are set forth on the other side of this Note.

----------
(1) This paragraph should only be added if the Security is issued in global form.

                                         LAMAR MEDIA CORP.



                                         By:
                                               --------------------------------
                                               Name:
                                               Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Wachovia Bank of Delaware, National Association
    Corporate Trust Administration
    9300 Shelbyville Road, Suite 507
    Louisville, Kentucky  40222

    as Trustee, certifies that this is one of the 7-1/4% Senior Subordinated Notes due 2013 referred to in the Indenture


    By:
         ---------------------------------
         Authorized Signatory

                     [FORM OF REVERSE SIDE OF EXCHANGE NOTE]

                                LAMAR MEDIA CORP.

                    7-1/4% SENIOR SUBORDINATED NOTE DUE 2013

1.      INTEREST.

                  Lamar Media Corp., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note semiannually on July 1 and January 1 of each year (each, an "Interest Payment Date"), commencing on July 1, 2003, at the rate of 7-1/4% per annum. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Interest shall accrue from the most recent date to which interest has been paid or duly provided for, or if no interest has been paid or duly provided for, from December 23, 2002.

                  The Company shall pay interest on overdue principal, and on overdue premium, if any, and overdue interest, to the extent lawful, at a rate equal to the rate of interest otherwise payable on the Notes.

2.      METHOD OF PAYMENT.

                  The Company will pay interest on this Note provided for in Paragraph 1 above (except defaulted interest) to the person who is the registered Holder of this Note at the close of business on the Record Date immediately preceding the Interest Payment Date. The Holder must surrender this Note to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts; provided, however, that so long as this Note is a Global Note such payments will be made in immediately available funds and the Company may pay principal, premium, if any, and interest on a Note which is not a Global Note by check payable in such money. The Company may mail an interest check with respect to any Note that is not a Global Note to the Holder's registered address.

3.      PAYING AGENT AND REGISTRAR.

                  Initially, Wachovia Bank of Delaware, National Association, a national association organized under the laws of the United States of America (the "Trustee"), will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holders of the Notes. Neither the Company nor any of its Subsidiaries or Affiliates may act as Paying Agent but may act as registrar or co-registrar.

4.      INDENTURE; RESTRICTIVE COVENANTS.

                  The Company issued this Note under an Indenture dated as of December 23, 2002 (the "Indenture") among the Company, the Guarantors and the Trustee. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of the Indenture. This Note is subject to all such terms, and the Holder of this Note is referred to the Indenture and said Trust Indenture Act for a statement of them. All capitalized terms in this Note, unless otherwise defined, have the meanings assigned to them by the Indenture.

                  The Notes are general unsecured obligations of the Company unlimited in principal amount. The Indenture imposes certain restrictions on, among other things, the incurrence of Indebtedness and Liens by the Company and its Restricted Subsidiaries, mergers and sale of assets, the payment of dividends on, or the repurchase of, Capital Stock of the Company and its Restricted Subsidiaries, certain other Restricted Payments by the Company and its Restricted Subsidiaries and certain transactions with Affiliates.

5.      SUBORDINATION.

                  The Indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture, subordinated and subject in right of payment to the prior payment in full in cash of all Senior Indebtedness, and this Note is issued subject to such provisions. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose.

6.      OPTIONAL REDEMPTION.

                  The Notes will be redeemable at the option of the Company, in whole or in part, at any time on or after January 1, 2008 at the following redemption prices (expressed as a percentage of principal amount), together, in each case, with accrued and unpaid interest to (but not including) the redemption date, if redeemed during the twelve-month period beginning on December 1, of each year listed below:

                    Year                                          Percentage
                    ----                                          ----------
                    2008................................            103.625%
                    2009................................            102.417%
                    2010................................            101.208%
                    2011 and thereafter.................            100.000%

                  Notwithstanding the foregoing, the Company may redeem in the aggregate up to 35% of the original principal amount of the Notes at any time and from time to time prior to January 1, 2006 at a redemption price equal to 107.25% of the aggregate principal amount so redeemed, plus accrued interest to but not including the redemption date, out of the Net Proceeds of one or more Public Equity Offerings; provided that at least 65% of the aggregate principal amount of the Notes originally issued remains outstanding immediately after the occurrence of any such redemption and that any such redemption occurs within 120 days following the closing of any such Public Equity Offering.

7.      NOTICE OF REDEMPTION.

                  Notice of redemption will be mailed via first-class mail at least 30 days but not more than 60 days prior to the redemption date to each Holder of Notes to be redeemed at its registered address as it shall appear on the register of the Notes maintained by the Registrar. On and after any Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption unless the Company shall fail to redeem any such Note.

8.      OFFERS TO PURCHASE.

                  The Indenture requires that certain proceeds from Asset Sales be used, subject to further limitations contained therein, to make an offer to purchase certain amounts of Notes in accordance with the procedures set forth in the Indenture. The Company is also required to make an offer to purchase Notes upon occurrence of a Change of Control in accordance with procedures set forth in the Indenture.

9.      DENOMINATIONS, TRANSFER, EXCHANGE.

                  The Notes are in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, a Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Note selected for redemption or register the transfer of or exchange any Note for a period of 15 days before a selection of Notes to be redeemed or any Note after it is called for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

10.     PERSONS DEEMED OWNERS.

                  The registered Holder of this Note may be treated as the owner of it for all purposes.

11.     UNCLAIMED MONEY.

                  If money for the payment of principal, premium or interest on any Note remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to money must look to the Company for payment as general creditors unless an "abandoned property" law designates another person.

12.     AMENDMENT, SUPPLEMENT AND WAIVER.

                  Subject to certain exceptions, the Indenture or the Notes may be modified, amended or supplemented by the Company, the Guarantors and the Trustee with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding and any existing default or compliance with any provision may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the Notes (including Additional Notes, if any) then outstanding. Without the consent of Holders, the Company, the Guarantors and the Trustee may amend the Indenture or the Notes or supplement the Indenture for certain specified purposes including providing for uncertificated Notes in addition to certificated Notes, and curing any ambiguity, defect or inconsistency, or making any other change that does not adversely affect the rights of any Holder.

13.     DEFAULTS AND REMEDIES.

                  If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity reasonably satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

14.     TRUSTEE DEALINGS WITH THE COMPANY.

                  The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, any Guarantor or their Affiliates, and may otherwise deal with the Company, any Guarantor or their Affiliates, as if it were not Trustee.

15.     NO RECOURSE AGAINST OTHERS.

                  As more fully described in the Indenture, a director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or any Guarantor under the Notes or the Indenture or for any claim based on, in respect or by reason of, such obligations or their creation. The Holder of this Note by accepting this Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Note.

16.     DEFEASANCE AND COVENANT DEFEASANCE.

                  The Indenture contains provisions for defeasance of the entire indebtedness on this Note and for defeasance of certain covenants in the Indenture upon compliance by the Company with certain conditions set forth in the Indenture.

17.     ABBREVIATIONS.

                  Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

18.     CUSIP NUMBERS.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP Numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders of the Notes. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19.     GOVERNING LAW.

                  THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES TO THE INDENTURE AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE OR THIS NOTE.

                  THE COMPANY WILL FURNISH TO ANY HOLDER OF A NOTE UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO:
LAMAR MEDIA CORP., 5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808,
ATTENTION: CHIEF FINANCIAL OFFICER.

                                   ASSIGNMENT


                  I or we assign and transfer this Note to:

_______________________________________________________________________________

             (Insert assignee's social security or tax I.D. number)

_______________________________________________________________________________


_______________________________________________________________________________
             (Print or type name, address and zip code of assignee)

and irrevocably appoint:

_______________________________________________________________________________

Agent to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

Date: ____________________          Your Signature: ___________________________
                                    (Sign exactly as your name appears on the other side of this Note)


Signature Guarantee:  _________________________________________________________

                [FORM OF NOTATION ON NOTE RELATING TO GUARANTEE]

                                    GUARANTEE

                  Each Guarantor (the "Guarantor", which term includes any successor Person under the Indenture) has unconditionally guaranteed, on a senior subordinated basis, jointly and severally, to the extent set forth in the Indenture and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of, and premium, if any, and interest on the Notes, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal of, and interest on the Notes, to the extent permitted by law and the due and punctual performance of all other Obligations of the Company to the Noteholders or the Trustee all in accordance with the terms set forth in the Indenture, and (b) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at stated maturity, by acceleration or otherwise.

                  The obligations of each Guarantor to the Noteholders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

                                   Guarantors:

                                   AMERICAN SIGNS, INC.
                                   COLORADO LOGOS, INC.
                                   HARDIN DEVELOPMENT CORPORATION
                                   LAMAR ADVERTISING OF COLORADO SPRINGS, INC.
                                   LAMAR ADVERTISING OF KENTUCKY, INC.
                                   LAMAR ADVERTISING OF SOUTH DAKOTA, INC.
                                   LAMAR ADVERTISING OF YOUNGSTOWN, INC.
                                   LAMAR OCI NORTH CORPORATION
                                   LAMAR OCI SOUTH CORPORATION
                                   NEBRASKA LOGOS, INC.
                                   UTAH LOGOS, INC.
                                   OHIO LOGOS, INC.
                                   KANSAS LOGOS, INC.
                                   LAMAR PENSACOLA TRANSIT, INC.
                                   LAMAR TEXAS GENERAL PARTNER, INC.

                                   MICHIGAN LOGOS, INC.
                                   MINNESOTA LOGOS, INC.
                                   NEW MEXICO LOGOS, INC.
                                   SOUTH CAROLINA LOGOS, INC.
                                   TENNESSEE LOGOS, INC.
                                   TLC PROPERTIES, INC.
                                   TLC PROPERTIES II, INC.
                                   LAMAR ADVERTISING OF MICHIGAN, INC.
                                   CANADIAN TODS LIMITED
                                   NEVADA LOGOS, INC.
                                   FLORIDA LOGOS, INC.
                                   LAMAR ELECTRICAL, INC.
                                   PARSONS DEVELOPMENT COMPANY
                                   REVOLUTION OUTDOOR ADVERTISING, INC.
                                   LAMAR FLORIDA, INC.
                                   LAMAR ADVAN, INC.
                                   LAMAR ADVERTISING OF IOWA, INC.
                                   LAMAR CENTRAL OUTDOOR, INC.
                                   LAMAR ADVANTAGE HOLDING COMPANY
                                   LAMAR OKLAHOMA HOLDING COMPANY, INC.
                                   LAMAR ADVERTISING OF OKLAHOMA, INC.
                                   LAMAR BENCHES, INC.
                                   LAMAR I-40 WEST, INC.
                                   LAMAR OHIO OUTDOOR HOLDING CORP.
                                   OUTDOOR MARKETING SYSTEMS, INC.
                                   LAMAR ADVERTISING SOUTHWEST, INC.
                                   LAMAR DOA TENNESSEE HOLDINGS, INC.
                                   LAMAR DOA TENNESSEE, INC.
                                   TRANS WEST OUTDOOR ADVERTISING, INC.
                                   LAMAR PINNACLE ACQUISITION CO.


                                   By:  ______________________________________
                                        Name:  Keith A. Istre
                                        Title: Vice President-Finance and Chief
                                               Financial Officer

                                   MISSOURI LOGOS, LLC
                                   KENTUCKY LOGOS, LLC
                                   OKLAHOMA LOGOS, L.LC.
                                   MISSISSIPPI LOGOS, L.L.C.
                                   DELAWARE LOGOS, L.L.C.
                                   NEW JERSEY LOGOS, L.L.C.
                                   GEORGIA LOGOS, L.L.C.
                                   VIRGINIA LOGOS, LLC
                                   MAINE LOGOS, L.L.C.
                                   WASHINGTON LOGOS, L.L.C.

                                   By:    Interstate Logos, L.L.C., its
                                          Managing Member

                                   By:    Lamar Media Corp., its Managing Member

                                   By:    ____________________________________
                                          Name:  Keith A. Istre
                                          Title: Vice President - Finance and
                                                 Chief Financial Officer

                                   INTERSTATE LOGOS, L.L.C.
                                   THE LAMAR COMPANY, L.L.C.

                                   By: Lamar Media Corp., its
                                   Managing Member

                                   By:  ______________________________________
                                        Name:  Keith A. Istre
                                        Title: Vice President - Finance and
                                               Chief Financial Officer

                                   LAMAR ADVERTISING OF PENN, LLC
                                   LAMAR ADVERTISING OF LOUISIANA, L.L.C.
                                   LAMAR TENNESSEE, L.L.C.
                                   LAMAR AIR, L.L.C.
                                   LC BILLBOARD L.L.C.

                                   By:    The Lamar Company, L.L.C., its
                                          Managing Member

                                   By:    Lamar Media Corp., its
                                          Managing Member

                                   By:    ____________________________________
                                          Name:  Keith A. Istre
                                          Title: Vice President - Finance and
                                                 Chief Financial Officer

                                   LAMAR TEXAS LIMITED PARTNERSHIP

                                   By:    Lamar Texas General Partner, Inc.,
                                          its General Partner


                                   By:    ____________________________________
                                          Name:  Keith A. Istre
                                          Title: Vice President - Finance and
                                                 Chief Financial Officer

                                   TLC PROPERTIES, L.L.C.

                                   By:    TLC Properties, Inc., its
                                          Managing Member

                                   By:    ____________________________________
                                          Name:  Keith A. Istre
                                          Title: Vice President - Finance and
                                                 Chief Financial Officer

                                   OUTDOOR PROMOTIONS WEST, LLC
                                   TRANSIT AMERICA LAS VEGAS, L.L.C.
                                   LAMAR TRANSIT ADVERTISING OF NEW ORLEANS, LLC TRIUMPH OUTDOOR RHODE ISLAND, LLC

                                   By:    Triumph Outdoor Holdings, LLC, its
                                          Managing Member

                                   By:    Lamar Central Outdoor, Inc., its
                                          Managing Member

                                   By:    ____________________________________
                                          Name:  Keith A. Istre
                                          Title: Vice President - Finance and
                                                 Chief Financial Officer

                                   LAMAR ADVANTAGE GP COMPANY, LLC
                                   LAMAR ADVANTAGE LP COMPANY, LLC
                                   TRIUMPH OUTDOOR HOLDINGS, LLC

                                   By:    Lamar Central Outdoor, Inc., its
                                          Managing Member

                                   By:    ____________________________________
                                          Name:  Keith A. Istre
                                          Title: Vice President - Finance and
                                                 Chief Financial Officer

                                   LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.

                                   By:    Lamar Advantage GP Company, LLC, its
                                          General Partner

                                   By:    Lamar Central Outdoor, Inc., its
                                          Managing Member

                                   By:    ____________________________________
                                          Name:  Keith A. Istre
                                          Title: Vice President - Finance and
                                                 Chief Financial Officer

                                   LAMAR T.T.R., L.L.C.

                                   By: Lamar Advertising of Youngstown, Inc., its Managing Member

                                   By:    ____________________________________
                                          Name:  Keith A. Istre
                                          Title: Vice President - Finance and
                                                 Chief Financial Officer

                                   TEXAS LOGOS, L.P.

                                   By:    Oklahoma Logos, L.L.C., its
                                          General Partner

                                   By:    Interstate Logos, L.L.C., its
                                          Managing Member

                                   By:    Lamar Media Corp., its
                                          Managing Member

                                   By:    ____________________________________
                                          Name:  Keith A. Istre
                                          Title: Vice President - Finance and
                                                 Chief Financial Officer

                                   OUTDOOR MARKETING SYSTEMS, L.L.C.

                                   By:    Outdoor Marketing Systems, Inc., its
                                          Managing Member

                                   By:      __________________________________
                                            Name:  Keith A. Istre
                                            Title: Vice President - Finance and
                                                   Chief Financial Officer

                        CERTIFICATE TO BE DELIVERED UPON
                      EXCHANGE OR REGISTRATION OF TRANSFER

                              RESTRICTED SECURITIES

                  This certificate relates to $____________ principal amount of Notes held in (check applicable space) [ ] book-entry or [ ] definitive form by the undersigned.

                  The undersigned (check one box below):

         [  ]     has requested the Trustee by written order to deliver in
                  exchange for its beneficial interest in the Global Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note
                  (or the portion thereof indicated above);

         [  ]     has requested the Trustee by written order to exchange or
                  register the transfer of a Note or Notes.

                  In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being transferred in accordance with its terms:

                  CHECK ONE BOX BELOW:

         (1)     [  ]      to the Company; or

         (2)     [  ]      pursuant to an effective registration statement under
                           the Securities Act of 1933; or

         (3)     [  ]      inside the United States to a "qualified
                           institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule
                           144A under the Securities Act of 1933; or

         (4)     [  ]      outside the United States in an offshore
                           transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

         (5)     [  ]      pursuant to another available exemption from
                           registration such as the exemption provided by Rule
                           144 under the Securities Act of 1933.

                  Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box
(4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                             _______________________________
                                                       Signature

                                             _______________________________
                                                  Signature Guarantee

                                               Signature must be guaranteed

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:  ________________________          ____________________________________
                                            NOTICE:     To be executed by an
                                                        executive officer

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

                  The following increases or decreases in this Global Note have been made:

                  The following increases or decreases in this Global Note have been made:

                          AMOUNT OF          AMOUNT OF AMOUNT     PRINCIPAL AUTHORIZED
                         INCREASE IN         OF THIS PRINCIPAL    GLOBAL NOTE FOLLOWING     SIGNATURE OF EXCHANGE
      DATE OF         PRINCIPAL AMOUNT        AMOUNT OF THIS        SUCH DECREASE OF        OFFICER OF TRUSTEE OR
    DECREASE IN      OR THIS GLOBAL NOTE        GLOBAL NOTE           INCREASE                  CUSTODIAN



                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have all or any part of this Note purchased by the Company pursuant to Section 4.14 or Section 4.20 of the Indenture, check the appropriate box:

                  [  ]  Section 4.14                    [  ]  Section 4.20

                  If you want to have only part of the Note purchased by the Company pursuant to Section 4.14 or Section 4.20 of the Indenture, state the amount you elect to have purchased:

$ _______________

Date: ___________


                                    Your Signature: ___________________________
                                    (Sign exactly as your name appears on the face of this Note)


_______________________________
Signature Guarantee